SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 12, 2001

                     NETCURRENTS INFORMATION SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      0-16410                95-4233050
 (State or Other Jurisdiction        (Commission             (IRS Employer
    of Incorporation)                File Number)           Identification No.)

                       9720 Wilshire Boulevard, Suite 700

                         Beverly Hills, California 90212

                    (Address of Principal Executive Offices)

                                 (310) 860-0200
                         (Registrant's Telephone Number)


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Item 5.      OTHER EVENTS.

Reference is made to the press release issued on December 12, 2001, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.



Item 7.      FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

               Exhibit 99.1 Press Release dated December 12, 2001




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 12, 2001                  NETCURRENTS INFORMATION SERVICES, INC.

                                   By: /s/  Irwin Meyer
                                      ------------------------------------------
                                      Irwin Meyer
                                      Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT

99.1 Press release announcing resignation of Arthur Bernstein and Michael Iscove, dated December 12, 2001.





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                   ARTHUR BERNSTEIN AND MICHAEL ISCOVE RESIGN
                          AS OFFICERS AND DIRECTORS OF
                        NETCURRENTS INFORMATION SERVICES


Beverly Hills, CA, December 12, 2001 - NetCurrents Information Services, Inc. (NCIS.OB) announced today the resignation of its Executive Vice-President, Secretary and Director, Arthur Bernstein, and its Chief Financial Officer and Director, Michael Iscove.

Neither Mr. Bernstein or Mr. Iscove have received compensation since May, 2001, and resigned based on the Company's failure to meet its contractual monetary obligations to them.

Irwin Meyer, Chairman and CEO commented, "Both Arthur and Michael have been loyal and dedicated employees and directors for many years. Unfortunately, the Company's current financial condition and inability, to date, to raise additional working capital to support its full operations caused them to resign. I wish them both best of luck in their future endeavors."

For more information, please contact:
Mr. Irwin Meyer
310-860-0200